10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period
April 1, 2002 through March 31, 2003.

Fund
North Carolina Municipal Bond Fund
Security
Gaston County North Carolina GO Bonds
Advisor
EIMCO
Transaction
 Date
5/14/02
Cost
$2,000,000
Offering Purchase
14.29%
Broker
First Winston Securities
Underwriting
Syndicate
Members
Wachovia Bank
A.G. Edwards & Sons, Inc.
Edward D. Jones & Co.
Harris Trust and Savings Bank
Crews & Associates, Inc.


Fund
North Carolina Municipal Bond Fund
Security
North Carolina Medical Care Comm Hospital Rev
Advisor
EIMCO
Transaction
 Date
8/1/02
Cost
$2,513,286
Offering Purchase
4.83%
Broker
UBS PaineWebber Inc.
Underwriting
Syndicate
Members
UBS PaineWebber Inc.
BB&T Capital Markets, Inc.
Wachovia Bank, National Association


Fund
Florida High Income Municipal Bond Fund
Security
Tobacco Settlement Financing Corporation
Advisor
EIMCO
Transaction
 Date
8/15/02
Cost
$4,837,500
Offering Purchase
0.289%
Broker
Salomon Smith Barney
Underwriting
Syndicate
Members
Commerce Capital Markets, Inc.

Fund
North Carolina Municipal Bond Fund
Security
Tobacco Settlement Financing Corporation
Advisor
EIMCO
Transaction
 Date
8/15/02
Cost
$10,875,386
Offering Purchase
0.609%
Broker
Salomon Smith Barney
Underwriting
Syndicate
Members
Bear, Stearns & Co. Inc.


Fund
Florida Municipal Bond Fund
Security
Tobacco Settlement Financing Corporation
Advisor
EIMCO
Transaction
 Date
8/15/02
Cost
$4,837,500
Offering Purchase
0.289%
Broker
Salomon Smith Barney
Underwriting
Syndicate
Members
Salomon Smith Barney


Fund
Virginia Municipal Bond Fund
Security
Tobacco Settlement Financing Corporation
Advisor
EIMCO
Transaction
 Date
8/15/02
Cost
$2,418,750
Offering Purchase
0.144%
Broker
Salomon Smith Barney
Underwriting
Syndicate
Members


Fund
Florida High Income Municipal Bond Fund
Security
Children's Trust Tobacco Settlement
Advisor
EIMCO
Transaction
 Date
10/3/02
Cost
$3,895,000
Offering Purchase
0.364%
Broker
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members
Salomon Smith Barney Inc.

Fund
Georgia Municipal Bond Fund
Security
Children's Trust Tobacco Settlement
Advisor
EIMCO
Transaction
 Date
10/3/02
Cost
$1,704,063
Offering Purchase
0.159%
Broker
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.

Fund
Georgia Municipal Bond Fund
Security
Housing Authority of the City of Athens, Georgia
Advisor
EIMCO
Transaction
 Date
12/12/02
Cost
$1,212,882
Offering Purchase
1.150%
Broker
George K. Baum & Company
Underwriting
Syndicate
Members